                                                                    EXHIBIT 99.1

                              LETTER OF TRANSMITTAL
                                       FOR
                          10 3/4% SENIOR NOTES DUE 2005
                                       OF
                               PHASE METRICS, INC.
                  PURSUANT TO THE EXCHANGE OFFER IN RESPECT OF
              ALL OF ITS OUTSTANDING 10 3/4% SENIOR NOTES DUE 2005
                                       FOR
                          10 3/4% SENIOR NOTES DUE 2005

                           ---------------------------

                PURSUANT TO THE PROSPECTUS DATED _________, 1998



THE EXCHANGE OFFER WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, ON ______ __, 1998 UNLESS THE EXCHANGE OFFER IS EXTENDED (THE "EXPIRATION DATE"). TENDERS OF NOTES MAY BE WITHDRAWN AT ANY TIME PRIOR TO 12:00 MIDNIGHT ON THE EXPIRATION DATE.

       TO: STATE STREET BANK AND TRUST OF CALIFORNIA, N.A., EXCHANGE AGENT




         By Mail, Hand or Overnight Carrier:                              The Exchange Agent
State Street Bank and Trust Company of California, N.A    State Street Bank and Trust Company of California, N.A.
           633 West 5th Street, 12th Floor                                   By Facsimile:
           Los Angeles, California  90071                          (For Eligible Institutions Only)
                  Attn: Jeanie Mar                                          (213) 362-7357
                                                                        Confirm by Telephone:
                                                                            (213) 362-7338


        DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS, OR TRANSMISSION VIA FACSIMILE, OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS CONTAINED HEREIN SHOULD BE READ CAREFULLY BEFORE THIS LETTER TRANSMITTAL IS COMPLETED.

        HOLDERS WHO WISH TO BE ELIGIBLE TO RECEIVE NEW NOTES FOR THEIR NOTES PURSUANT TO THE EXCHANGE OFFER MUST VALIDLY TENDER (AND NOT WITHDRAW) THEIR NOTES TO THE EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE.

        By execution hereof, the undersigned acknowledges receipt of the Prospectus dated _______ ___, 1998 (the "Prospectus") of Phase Metrics, Inc., a Delaware corporation (the "Company"), which, together with this Letter of Transmittal and the instructions hereto (the "Letter of Transmittal"), constitutes the Company's offer (the "Exchange Offer") to exchange $1,000 principal amount of its new 10 3/4% Senior Notes Due 2005 (the "New Notes"), which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to a Registration Statement of which the Prospectus constitutes a part, for each $1,000 principal amount of its outstanding 10 3/4% Senior Notes Due 2005 (the "Notes"), upon the terms and subject to the conditions set forth in the Prospectus.

                      DESCRIPTION OF NOTES TENDERED HEREBY

-----------------------------------------------------------------------------------------------------------------------
                                                                             Aggregate
                                                                             Principal
      Name(s) and Address(es) of                  Certificate                  Amount                   Principal
         Registered Owner(s)                    or Registration             Represented                   Amount
           (Please Fill In)                         Numbers*                  by Notes                  Tendered**
-----------------------------------------------------------------------------------------------------------------------


----------------------------------------      --------------------     ----------------------      --------------------


----------------------------------------      --------------------     ----------------------      --------------------


----------------------------------------      --------------------     ----------------------      --------------------


----------------------------------------      --------------------     ----------------------      --------------------


----------------------------------------      --------------------     ----------------------      --------------------


----------------------------------------      --------------------     ----------------------      --------------------

                                                      Total
-----------------------------------------------------------------------------------------------------------------------

*       Need not be completed by Book-entry Holders.

** Unless otherwise indicated, the Holder will be deemed to have tendered the full aggregate principal amount represented by such Notes. All tenders must be in integral multiples of $1,000.

        This Letter of Transmittal is to be used (i) if certificates of Notes are to be forwarded herewith, (ii) if delivery of Notes is to be made by book-entry transfer to an account maintained by the Exchange Agent at The Depository Trust Company (the "Depository") pursuant to the procedures set forth in "The Exchange Offer -- Procedures for Tendering" in the Prospectus or
(iii) tender of the Notes is to be made according to the guaranteed delivery procedures described in the Prospectus under the caption "The Exchange Offer -- Guaranteed Delivery Procedures." See Instruction 2. Delivery of documents to a book-entry transfer facility does not constitute delivery to the Exchange Agent.

        The term "Holder" with respect to the Exchange Offer means any person in whose name Notes are registered on the books of the Company or Trustee, or any other person who has obtained a properly completed bond power from the registered holder. The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer. Holders who wish to tender their Notes must complete this letter in its entirety.



[ ] CHECK HERE IF TENDERED NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

        Name of Tendering Institution
                                     -------------------------------------------
        Account Number
                      ----------------------------------------------------------
        Transaction Code Number
                               -------------------------------------------------

        Holders whose Notes are not immediately available or who cannot deliver their Notes and all other documents required hereby to the Exchange Agent on or prior to the Expiration Date must tender their Notes according to the guaranteed delivery procedure set forth in the Prospectus under the caption "The Exchange Offer -- Guaranteed Delivery Procedures." See Instruction 2.

[ ] CHECK HERE IF NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

        Name of Registered Holder(s)
                                    --------------------------------------------
        Window Ticket (if any)
                              --------------------------------------------------
        Date of Execution of Notice of Guaranteed Delivery
                                                          ----------------------
        Name of Institution which guaranteed delivery
                                                     ---------------------------

        IF DELIVERED BY BOOK-ENTRY TRANSFER, COMPLETE THE FOLLOWING:

        Account Number
                      ----------------------------------------------------------
        Transaction Code Number
                               -------------------------------------------------


[ ] CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

        Name:
             -------------------------------------------------------------------
        Address:
                ----------------------------------------------------------------
        Telephone Number:
                         -------------------------------------------------------

               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

        Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the principal amount of the Notes indicated above. Subject to, and effective upon, the acceptance for exchange of such Notes tendered hereby, the undersigned hereby exchanges, assigns and transfers to, or upon the order of, the Company all right, title in and interest in and to such Notes as are being tendered hereby, including all rights to accrued and unpaid interest thereon as of the Expiration Date. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that said Exchange Agent acts as the agent of the Company in connection with the Exchange Offer) to cause the Notes to be assigned, transferred and exchanged. The undersigned represents and warrants that it has full power and authority to tender, exchange, assign and transfer the Notes and to acquire New Notes issuable upon the exchange of such tendered Notes, and that when the same are accepted for exchange, the Company will acquire good and unencumbered title to the tendered Notes, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim.

        The undersigned represents to the Company that (i) the New Notes acquired pursuant to the Exchange Offer are being obtained in the ordinary course of business of the person receiving such New Notes, whether or not such person is the undersigned, and (ii) neither the undersigned nor any such other person has an arrangement or understanding with any person to participate in a distribution of such New Notes. If the undersigned or the person receiving the New Notes covered hereby is a broker-dealer that is receiving the New Notes for its own account in exchange for Notes that were acquired as a result of market-making activities or other trading activities, the undersigned acknowledges that it or such other person will deliver a prospectus in connection with any resale of such New Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. The undersigned and any such other person acknowledge that, if they are participating in the Exchange Offer for the purpose of distributing the New Notes, (i) they cannot rely on the position of the staff of the Securities and Exchange Commission enunciated in Exxon Capital Holdings Corporation (available April 13, 1989), Morgan Stanley & Co., Inc. (available June 5, 1991) Sherman & Sterling (available July 2, 1993) or similar no-action letters and, in the absence of an exemption therefrom, must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any resale transaction and
(ii) failure to comply with such requirements in such instance could result in the undersigned or any such other person incurring liability under the Securities Act for which such persons are not indemnified by the Company. If the undersigned or the person receiving the New Notes covered by this letter is an "affiliate" (as defined under Rule 405 of the Securities Act) of the Company, the undersigned represents to the Company that the undersigned understands and acknowledges that such New Notes may not be offered for resale, resold or otherwise transferred by the undersigned or such other person without registration under the Securities Act or an exemption therefrom.

        The undersigned also warrants that it will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the exchange, assignment and transfer of tendered Notes or transfer ownership of such Notes on the account books maintained by a book-entry transfer facility. The undersigned further agrees that acceptance of any tendered Notes by the Company and the issuance of New Notes in exchange therefor shall constitute performance in full by the Company of its obligations under the Registration Rights Agreement and that the Company shall have no further obligations or liabilities thereunder for the registration of the Notes or the New Notes.

        The Exchange Offer is subject to certain conditions set forth in the Prospectus under the caption "The Exchange Offer -- Conditions." The undersigned recognizes that as a result of these conditions (which may be waived, in whole or in part, by the Company), as more particularly set forth in the Prospectus, the Company may not be required to exchange any of the Notes tendered hereby and, in such event, the Notes not exchanged will be returned to the undersigned at the address shown below the signature of the undersigned.

        All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Tendered Notes may be withdrawn at any time prior to the Expiration Date as described in the Prospectus.

        Unless otherwise indicated in the box entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instruction" in this Letter of Transmittal, certificates for all New Notes delivered in exchange for tendered Notes, and any

Notes delivered herewith but not exchanged, will be registered in the name of the undersigned and shall be delivered to the undersigned at the address shown below the signature of the undersigned. If a New Note is to be issued to a person other than the person(s) signing this Letter of Transmittal, or if the New Note is to be mailed to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal at an address different than the address shown on this Letter of Transmittal, the appropriate boxes of this Letter of Transmittal should be completed. If Notes are surrendered by Holder(s) that have completed either the box entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions" in this Letter of Transmittal, signature(s) on this Letter of Transmittal must be guaranteed by an Eligible Institution (defined in Instruction 4).

        THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED "DESCRIPTION OF NOTES TENDERED HEREBY" ABOVE AND SIGNING THIS LETTER, WILL BE DEEMED TO HAVE TENDERED THE NOTES AS SET FORTH IN SUCH BOX ABOVE.


                          SPECIAL ISSUANCE INSTRUCTIONS
                           (SEE INSTRUCTIONS 4 AND 5)


     To be completed ONLY if Notes for Notes not exchanged and/or New Notes are to be issued in the name of and sent to someone other than the person(s) whose signature(s) appear(s) on this Letter above, or if Notes delivered by book-entry transfer which are not accepted for exchange are to be returned by credit to an account maintained at the Book-Entry Transfer Facility other than the account indicated above.

Issue New Notes and/or Notes to:

Name(s):
        ------------------------------------------------------------------------
                             (PLEASE TYPE OR PRINT)

--------------------------------------------------------------------------------
                             (PLEASE TYPE OR PRINT)


Address:

--------------------------------------------------------------------------------
                              (INCLUDING ZIP CODE)

   (Complete accompanying Substitute Form W-9) Credit unexchanged Notes delivered by book-entry transfer to the Book-Entry Transfer Facility account set forth below.

--------------------------------------------------------------------------------
                          (BOOK-ENTRY TRANSFER FACILITY
                         ACCOUNT NUMBER, IF APPLICABLE)


                         SPECIAL DELIVERY INSTRUCTIONS
                           (SEE INSTRUCTIONS 4 AND 5)

     To be completed ONLY if Notes for Notes not exchanged and/or New Notes are to be sent to someone other than the person(s) whose signature(s) appear(s) on this Letter above or to such person(s) at an address other than shown in the box entitled "Description of Notes Tendered Hereby" on this Letter above.

Mail New Notes and/or Notes to:


Name(s):
        ------------------------------------------------------------------------
                             (PLEASE TYPE OR PRINT)

--------------------------------------------------------------------------------
                             (PLEASE TYPE OR PRINT)


Address:

--------------------------------------------------------------------------------
                              (INCLUDING ZIP CODE)

                     REGISTERED HOLDER(S) OF NOTES SIGN HERE
                (IN ADDITION, COMPLETE SUBSTITUTE FORM W-9 BELOW)



X
--------------------------------------------------------------------------------

X
--------------------------------------------------------------------------------


SIGNATURE(S) OF REGISTERED HOLDER(S):

        Must be signed by registered holder(s) exactly as name(s) appear(s) on the Notes or on a security position listing as the owner of the Notes or by person(s) authorized to become registered holder(s) by properly completed bond powers transmitted herewith. If signature is by attorney-in-fact, trustee, executor, administrator, guardian, officer of a corporation or other person acting in a fiduciary capacity, please provide the following information.

(PLEASE PRINT OR TYPE).

Name(s):
        ------------------------------------------------------------------------

--------------------------------------------------------------------------------

Capacity (full title):
                      ----------------------------------------------------------

Address (including zip code):
                             ---------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


Area Code and Telephone Number:
                               -----------------------

Taxpayer Identification or Social Security No.:
                                               ---------------------------------

Dated:
      ------------------------


                               SIGNATURE GUARANTEE
                        (IF REQUIRED - SEE INSTRUCTION 4)

Authorized Signature:
                     -----------------------------------------------------------
                      (Signature of Representative of Signature Guarantor)

Name and Title:
               -----------------------------------------------------------------

Name of Plan:
             -------------------------------------------------------------------

Area Code and Telephone Number:
                               -----------------------------

Dated:
      ----------------------------------


IMPORTANT:     THIS LETTER OR A FACSIMILE HEREOF (TOGETHER WITH THE NOTES OR A
               BOOK-ENTRY CONFIRMATION AND ALL OTHER REQUIRED DOCUMENTS OR THE
               NOTICE OF GUARANTEED DELIVERY) MUST BE RECEIVED BY THE EXCHANGE
               AGENT PRIOR TO 12:00 MIDNIGHT, NEW YORK TIME, ON THE EXPIRATION
               DATE.

                     PLEASE READ THIS LETTER OF TRANSMITTAL
                    CAREFULLY BEFORE COMPLETING ANY BOX ABOVE

                        PAYOR'S NAME: PHASE METRICS, INC.

              THIS SUBSTITUTE FORM W-9 MUST BE COMPLETED AND SIGNED

        Please provide your social security number or other taxpayer identification number on the following Substitute Form W-9 and certify therein that you are subject to backup withholding.


--------------------------------------------------------------------------------
Name


--------------------------------------------------------------------------------
Business name, if different from above

Check appropriate box:   [ ] Individual/Sole proprietor [ ] Corporation

[ ] Partnership   [ ] Other
                           -----------------------------------------------------


--------------------------------------------------------------------------------
Address (number, street, and apt. or suite no.)


--------------------------------------------------------------------------------
City, state, and ZIP code

--------------------------------------------------------------------------------

SUBSTITUTE                        Part 1 -- PLEASE PROVIDE YOUR TIN IN      Social security number
FORM W-9                          THE BOX AT RIGHT AND CERTIFY BY           _____________________
                                  SIGNING AND DATING BELOW                  OR
                                                                            Employer identification
                                                                            number
                                                                            _____________________

                                  -----------------------------------------------------------------------------------

                                  Part 2 -- Check the box if you are NOT subject to backup withholding under the
Department of the Treasury        provisions of Section 2306(a)(1)(C) of the Internal Revenue Code because (1)
Internal Revenue Service          you are exempt from backup withholding, (2) you have not been notified that you are subject to backup withholding as a result of failure to report all interest or dividends or (3) the Internal Revenue Service has notified you that you are no longer subject to backup withholding. [ ]

                                  -----------------------------------------------------------------------------------

PAYER'S REQUEST FOR               Part 3 -- CERTIFICATION -- UNDER THE PENALTIES OF PERJURY, I
TAXPAYER IDENTIFICATION           CERTIFY THAT THE INFORMATION PROVIDED ON THIS FORM IS
NUMBER (TIN)                      TRUE, CORRECT AND COMPLETE.

                                  Awaiting TIN [ ]

                                  SIGNATURE:                  DATE:
                                  ---------------------------      -------------

--------------------------------------------------------------------------------
NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF PAYMENTS MADE TO YOU.

      YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN
                         PART 3 OF SUBSTITUTE FORM W-9.

                CERTIFICATE OF AWAITING TAX IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within 60 days, 31% of all reportable payments made to me thereafter will be withheld, until I provide a number.


--------------------------------           -------------------------------------
         Signature                                        Date

                                  INSTRUCTIONS
                          FORMING PART OF THE TERMS AND
                        CONDITIONS OF THE EXCHANGE OFFER

1.      DELIVERY OF THIS LETTER OF TRANSMITTAL AND CERTIFICATES.

        All physically delivered Notes or confirmation of any book-entry transfer to the Exchange Agent's account at a book-entry transfer facility of Notes tendered by book-entry transfer, as well as a properly completed and duly executed copy of this Letter of Transmittal or facsimile thereof, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein on or prior to the Expiration Date. The method of delivery of this Letter of Transmittal, the Notes and any other required documents is at the election and risk of the Holder, and except as otherwise provided below, the delivery will be deemed made only when actually received by the Exchange Agent. If such delivery is by mail, it is suggested that registered mail with return receipt requested, properly insured, be used.

        No alternative, conditional, irregular or contingent tenders will be accepted. All tendering Holders, by execution of this Letter of Transmittal (or facsimile thereof), shall waive any right to receive notice of the acceptance of the Notes for exchange.

        Delivery to an address of the Trustee other than as set forth herein, or instructions via a facsimile number other than the ones set forth herein, will not constitute a valid delivery.

2.      GUARANTEED DELIVERY PROCEDURES.

        Holders who wish to tender their Notes, but whose Notes are not immediately available and thus cannot deliver their Notes, the Letter of Transmittal or any other required documents to the Exchange Agent (or comply with the procedures for book-entry transfer) prior to the Expiration Date, may effect a tender if:

               (a) the tender is made through a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States or an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Exchange Act (an "Eligible Institution");

               (b) prior to the Expiration Date, the Exchange Agent receives from such Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile transmission, mail or hand delivery) setting forth the name and address of the Holder, the certificate number(s) of such Notes and the principal amount of Notes tendered, stating that the tender is being made thereby and guaranteeing that, within three New York Stock Exchange trading days after the Expiration Date, the Letter of Transmittal (or facsimile thereof), together with the Notes (or a confirmation of book-entry transfer of such Notes into the Exchange Agent's account at the Depository) and any other documents required by the Letter Of Transmittal, will be deposited by the Eligible Institution with the Exchange Agent; and

               (c) such properly completed and executed Letter of Transmittal (or facsimile thereof), as well as all tendered Notes in proper form for transfer (or a confirmation of book-entry transfer of such Notes into the Exchange Agent's account at the Depository) and all other documents required by the Letter of Transmittal, are received by the Exchange Agent within three New York Stock Exchange trading days after the Expiration Date.

        Upon request to the Exchange Agent, a Notice of Guaranteed Delivery form will be sent to Holders who wish to tender their Notes according to the guaranteed delivery procedures set forth above. Any Holder who wishes to tender Notes pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the Notice of Guaranteed Delivery relating to such Notes prior to the Expiration Date. Failure to complete the guaranteed delivery procedures outlined above will not, of itself, affect the validity or effect a revocation of any Letter of Transmittal form properly completed and executed by a Holder who attempted to use the guaranteed delivery procedures.

3.      PARTIAL TENDERS; WITHDRAWALS.

        If less than the entire principal amount of Notes evidenced by a submitted certificate is tendered, the tendering Holder should fill in the principal amount tendered in the column entitled "Principal Amount Tendered" of the box entitled "Description of Notes Tendered Hereby." A newly issued Note for the principal amount of Notes submitted but not tendered will be sent to such Holder as soon as practicable after the Expiration Date. All Notes delivered to the Exchange Agent will be deemed to have been tendered in full unless otherwise indicated.

        Notes tendered pursuant to the Exchange Offer may be withdrawn at any time prior to the Expiration Date as described in the Prospectus, after which tenders of Notes are irrevocable.

4. SIGNATURE ON THIS LETTER OF TRANSMITTAL, WRITTEN INSTRUMENTS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES.

        If this Letter of Transmittal is signed by the registered Holder(s) of the Notes tendered hereby, the signature must correspond with the name(s) as written on the face of the certificates without alternation or enlargement or any change whatsoever. If this Letter of Transmittal is signed by a participant in the Depository, the signature must correspond with the name as it appears on the security position listing as the owner of the Notes.

        If any of the Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

        If a number of Notes registered in different names are tendered, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations of Notes.

        Signatures on this Letter of Transmittal or a notice of withdrawal, as the case may be, must be guaranteed by an Eligible Institution unless the Notes tendered hereby are tendered (i) by a registered Holder who has not completed the box entitled "Special Issuance Instructions" or "Special Delivery Instructions" on the Letter of Transmittal or (ii) for the account of an Eligible Institution.

        If this Letter of Transmittal is signed by the registered Holder or Holders of Notes (which term, for the purposes described herein, shall include a participant in the Depository whose name appears on a security listing as the owner of the Notes) listed and tendered hereby, no endorsements of the tendered Notes or separate written instruments of transfer or exchange are required. In any other case, the registered Holder (or acting Holder) must either properly endorse the Notes or transmit properly completed bond powers with this Letter of Transmittal (in either case, executed exactly as the name(s) of the registered Holder(s) appear(s) on the Notes, and, with respect to a participant in the Depository whose name appears on a security position listing as the owner of Notes, exactly as the name of the participant appears on such security position listing), with the signature on the Notes or bond power guaranteed by an Eligible Institution (except where the Notes are tendered for the account of an Eligible Institution).

        If this Letter of Transmittal, any certificates or separate written instruments of transfer or exchange are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority so to act must be submitted. Please contact the Company if there are any questions regarding what constitutes proper evidence.

5.      SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS.

        Tendering Holders should indicate, in the applicable box, the name and address (or account at the Depository) in which the New Notes or substitute Notes for principal amounts not tendered or not accepted for exchange are to be issued (or deposited), if different from the names and addresses or accounts of the person signing this Letter of Transmittal. In the case of issuance in a different name, the employer identification number or social security number of the person named must also be indicated and the tendering Holder should complete the applicable box.

        If no instructions are given, the New Notes (and any Notes not tendered or not accepted) will be issued in the name of and sent to the acting Holder of the Notes or deposited at such Holder's account at the Depository.

6.      TRANSFER TAXES.

        The Company shall pay all transfer taxes, if any, applicable to the transfer and exchange of Notes to it or its order pursuant to the Exchange Offer. If a transfer tax is imposed for any other reason other than the transfer and exchange of Notes to the Company or its order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered Holder or any other person) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exception therefrom is not submitted herewith, the amount of such transfer taxes will be collected from the tendering Holder by the Exchange Agent.

        Except as provided in this Instruction 6, it will not be necessary for transfer stamps to be affixed to the Notes listed in this Letter of Transmittal.

7.      WAIVER OF CONDITIONS.

        The Company reserves the right, in its reasonable judgment, to waive, in whole or in part, any of the conditions to the Exchange Offer set forth in the Prospectus.

8.      MUTILATED, LOST, STOLEN OR DESTROYED NOTES.

        Any Holder whose Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

9.      REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES.

        Questions relating to the procedure for tendering as well as requests for additional copies of the Prospectus and this Letter of Transmittal, may be directed to the Exchange Agent at the address and telephone number(s) set forth above. In addition, all questions relating to the Exchange Offer, as well as requests for assistance or additional copies of the Prospectus and this Letter of Transmittal, may be directed to Phase Metrics, Inc., 10260 Sorrento Valley Road, San Diego, California, telephone (619) 646-4800.

10. VALIDITY AND FORM.

        All questions as to the validity, form, eligibility (including time of receipt), acceptance of tendered Notes and withdrawal of tendered Notes will be determined by the Company in its sole discretion, which determination will be final and binding. The Company reserves the absolute right to reject any and all Notes not properly tendered or any Notes the Company's acceptance of which would, in the opinion of counsel for the Company, be unlawful. The Company also reserves the right, in its reasonable judgment, to waive any defects, irregularities or conditions of tender as to particular Notes. The Company's interpretation of the terms and conditions of the Exchange Offer (including the instructions in this Letter of Transmittal) will be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Notes must be cured within such time as the Company shall determine. Although the Company intends to notify Holders of defects or irregularities with respect to tenders of Notes, neither the Company, the Exchange Agent nor any other person shall incur any liability for failure to give such notification. Tenders of Notes will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering Holder as soon as practicable following the Expiration Date.

                            IMPORTANT TAX INFORMATION

        Under federal income tax law, a Holder tendering Notes is required to provide the Exchange Agent with such Holder's correct TIN on Substitute Form W-9 above. If such Holder is an individual, the TIN is the Holder's social security number. The Certificate of Awaiting Taxpayer Identification Number should be completed if the tendering Holder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future. If the Exchange Agent is not provided with the correct TIN, the Holder may be subject to a penalty imposed by the Internal Revenue Service. In addition, payments that are made to such Holder with respect to tendered Notes may be subject to backup withholding.

        Certain Holders (including, among others, all domestic corporations and certain foreign individuals and foreign entities) are not subject to these backup withholding and reporting requirements. Such a Holder, who satisfies one or more of the conditions set forth in Part 2 of the Substitute Form W-9 should execute the certification following such Part 2. In order for a foreign Holder to qualify as an exempt recipient, that Holder must submit to the Exchange Agent a properly completed Internal Revenue Service Form W-8, signed under penalties of perjury, attesting to that Holder's exempt status. Such forms can be obtained from the Exchange Agent.

        If backup withholding applies, the Exchange Agent is required to withhold 31% of any amounts otherwise payable to the Holder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

PURPOSE OF SUBSTITUTE FORM W-9

        To prevent backup withholding on payments that are made to a Holder with respect to Notes tendered for exchange, the Holder is required to notify the Exchange Agent of his or her correct TIN by completing the form herein certifying that the TIN provided on Substitute Form W-9 is correct (or that such Holder is awaiting a TIN) and that (i) each Holder is exempt, (ii) such Holder has not been notified by the Internal Revenue Service that he or she is subject to backup withholding as a result of failure to report all interest or dividends or (iii) the Internal Revenue Service has notified such Holder that he or she is no longer subject to backup withholding.

WHAT NUMBER TO GIVE THE EXCHANGE AGENT

        Each Holder is required to give the Exchange Agent the social security number or employer identification number of the record Holder(s) of the Notes. If Notes are in more than one name or are not in the name of the actual Holder, consult the instructions on Internal Revenue Service Form W-9, which may be obtained from the Exchange Agent, for additional guidance on which number to report.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

        If the tendering Holder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, write "Applied For" in the space for the TIN on Substitute Form W-9, sign and date the form and the Certificate of Awaiting Taxpayer Identification Number and return them to the Exchange Agent. If such certificate is completed and the Exchange Agent is not provided with the TIN within 60 days, the Exchange Agent will withhold 31% of all payments made thereafter until a TIN is provided to the Exchange Agent.

        IMPORTANT: THIS LETTER OF TRANSMITTAL OR A FACSIMILE THEREOF (TOGETHER WITH NOTES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS) OR A NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE EXCHANGE AGENT ON OR PRIOR TO THE EXPIRATION DATE.